Non-GAAP to GAAP Reconciliation

Third Quarter 2003 Consolidated Income / (Loss) before Income Taxes and Minority Interest
(Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

($Millions)	LUV	CAL	NWAC	AMR	UAL	UAIR	DAL	Industry
Pre-Tax Profit/(Loss): GAAP Special Items Excluded Non-GAAP ASMs - Mainline Pre-Tax Profit/(Loss) per ASM: GAAP (cents) Non-GAAP (cents)	$171 -- $171 18,204 0.94 0.94	$261 (173) $88 20,550 1.27 0.43	$47 -- $47 23,287 0.20 0.20	$1 (24) ($23) 42,944 0.00 (0.05)	($133) 96 ($37) 35,130 (0.38) (0.11)	($91) 24 ($67) 13,431 (0.68) (0.50)	($254) (22) ($276) 30,901 (0.82) (0.89)	$2 (99) ($97) 184,448 0.00 (0.05)

Non-GAAP to GAAP Reconciliation

Year-to-Date Third Quarter 2003 Consolidated Income / (Loss) before Income Taxes and Minority Interest (Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

($Millions)	LUV	CAL	NWAC	UAIR	AMR	DAL	UAL	Industry
Pre-Tax Profit/(Loss): GAAP Special Items Excluded Non-GAAP ASMs - Mainline Pre-Tax Profit/(Loss) per ASM: GAAP (cents) Non-GAAP (cents)	$607 -- $607 53,497 1.13 1.13	$106 (94) $11 58,794 0.18 0.02	($152) (100) ($252) 67,210 (0.23) (0.37)	$1,570 (1,767) ($197) 38,602 4.07 (0.51)	($1,117) 35 ($1,082) 123,482 (0.90) (0.88)	($677) (239) ($916) 89,662 (0.76) (1.02)	($1,702) 531 ($1,171) 101,347 (1.68) (1.16)	($1,365) (1,634) ($3,000) 532,595 (0.26) (0.56)

Non-GAAP to GAAP Reconciliation

Third Quarter EBITDAR Margin:

Earnings before interest, taxes, depreciation, amortization and aircraft rent ("EBITDAR") divided by operating revenues

($Millions)	CAL	LUV	NWAC	AMR	UAL	DAL	UAIR	Industry

Operating Income/(Loss) - GAAP
   Exclude:
   Depreciation & Amortization
   Aircraft Rent
EBITDAR - Non-GAAP
Special Items Excluded (Pre-Tax)
EBITDAR Excluding Special Items
Non-GAAP

Operating Revenue

EBITDAR Margin - Non-GAAP
EBITDAR Margin Excluding Special
Items - Non-GAAP	$174 110 225 $509 - $509 $2,365 21.5% 21.5%	$185 97 46 $328 - $328 $1,553 21.1% 21.1%	$146 144 117 $407 - $407 $2,556 15.9% 15.9%	$165 345 165 $675 (24) $651 $4,605 14.7% 14.1%	$19 220 150 $389 71 $460 $3,817 10.2% 12.1%	($81) 298 182 $399 (7) $392 $3,443 11.6% 11.4%	($37) 53 104 $120 24 $144 $1,771 6.8% 8.1%	$571 1,267 989 $2,827 64 $2,891 $20,109 14.1% 14.4%

Non-GAAP to GAAP Reconciliation

Year-to-Date Third Quarter EBITDAR Margin:

Earnings before interest, taxes, depreciation, amortization and aircraft rent ("EBITDAR") divided by operating revenues

($Millions)	LUV	CAL	NWAC	DAL	UAIR	AMR	UAL	Industry

Operating Income/(Loss) - GAAP
   Exclude:
   Depreciation & Amortization
   Aircraft Rent
EBITDAR - Non-GAAP
Special Items Excluded (Pre-Tax)
Security Fee Adjustment*
EBITDAR Excluding Special Items
Non-GAAP

Operating Revenue

EBITDAR Margin - Non-GAAP
EBITDAR Margin Excluding Special
Items - Non-GAAP	$371 285 137 $793 - 271 $1,064 $4,419 17.9% 24.1%	$188 336 671 $1,195 79 - $1,274 $6,622 18.0% 19.2%	($253) 448 355 $550 78 209 $837 $7,103 7.7% 11.8%	($420) 895 544 $1,019 36 - $1,055 $9,905 10.3% 10.7%	($177) 177 324 $324 150 - $474 $5,082 6.4% 9.3%	($617) 1,027 532 $942 52 - $994 $13,049 7.2% 7.6%	($1,225) 688 488 ($49) 162 300 $413 $10,110 (0.5%) 4.1%	($2,133) 3,856 3,051 $4,774 557 780 $6,111 $56,290 8.5% 10.9%

*For comparison purposes, adjustment made to reclassify security reimbursement from non-op to operating income.

Non-GAAP to GAAP Reconciliation

Third Quarter Length of Haul Adjusted Revenue per Available Seat Mile (RASM):

Length of Haul (LOH) formula: (Revenue Passenger Miles (RPMs) / Enplanements) * 1000.

LOH Adjusted RASM formula: RASM * (Carrier's LOH / CAL's LOH) ^0.5

	RASM (cents)	RPMs (Millions)	Enplanements (Thousands)	LOH	LOH Adjusted RASM
CAL UAL NWAC AMR UAIR DAL LUV Industry	8.94 8.74 9.07 8.84 9.41 8.75 8.26 8.83	16,436 28,184 18,947 32,660 10,322 24,087 12,832 143,468	10,612 17,614 13,972 23,317 10,584 21,747 19,708 117,554	1,549 1,600 1,356 1,401 975 1,108 651 1,220	8.94 8.89 8.49 8.41 7.47 7.40 5.35 7.84

Non-GAAP to GAAP Reconciliation

CASM Holding Fuel Rate Constant to the Prior Year ("CASM HFRC") - Mainline:

Operating Cost per ASM, adjusting average fuel price per gallon for the period to equal the average fuel price per gallon for the corresponding period in the prior year). Note: All amounts are for the mainline jet segment.

($Millions)	YTD 3Q03	2002	2001

Operating Expenses - GAAP
  Adjustment for Fuel Rate
Operating Expenses HFRC - Non-GAAP
  Special Items Excluded
Operating Expenses HFRC Excluding Special Items - Non-GAAP

CASM HFRC (cents) - Non-GAAP
CASH HFRC Excluding Special Items (cents)- Non-GAAP

Corresponding Prior Year Period
CASM Excluding Special Items (cents) - Non-GAAP

	$5,468 (196) $5,272 94 $5,366 8.97 9.13 9.20	$7,640 (99) $7,739 (251) $7,488 9.65 9.34 9.58	$7,792 74 $7,866 301 $8,167 9.31 9.67 9.68